SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[ X ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14c-5(d)(2))
[ ] Definitive Information Statement

VIVA INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

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[ ] Fee paid previously with preliminary materials.

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Viva International, Inc.
1023 Business Park Drive
Traverse City, Michigan 49686

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the “Information Statement”) is first being furnished on or about November 10, 2006 to the holders of record as of the close of business on November 3, 2006 of the common stock of Viva International, Inc. (“Viva” or the “Company”).

Viva’s Board of Directors has approved, and a total of 36 stockholders owning 38,307,613 shares of common stock outstanding as of November 10, 2006, have consented in writing to the action described below, which action, if taken will not, under Federal securities laws, rules and regulations, be effective until at least twenty (20) days after the mailing of this Information Statement to the shareholders of the Company. Such approval and consent constitute the unanimous approval of the board of directors of the Company and the consent of a majority of the total number of shares of issued and outstanding common stock of the Company and are sufficient under the Nevada General Corporation Law and under Viva’s Bylaws to approve the corporate action. Accordingly, the authorized corporate action will not be submitted to the other stockholders of Viva for a vote; this Information Statement is being furnished to stockholders to provide them with certain information concerning the corporate action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

GENERAL

Viva will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Viva will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Viva’s common stock.

Viva will only deliver one Information Statement to multiple security holders sharing an address unless Viva has received contrary instructions from one or more of the security holders. Upon written or oral request, Viva will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: 1023 Business Park Drive, Traverse City, Michigan, 49686, Attn: Calvin Humphrey, President and CEO. Mr. Humphrey may also be reached by telephone (231) 946-4343 and fax (231) 932-7563.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Viva’s Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of Viva’s outstanding capital stock is required to effect the corporate action described herein. As of the record date, Viva had 74,055,180 voting shares of common stock issued and outstanding of which 37,027,591 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 36 current stockholders of the Company, are collectively the record and beneficial owners of 38,307,613 shares, which represents 51.73% of the issued and outstanding shares of Viva’s common stock. Pursuant to NRS 78.320 of the Nevada General Corporation Act, the consenting stockholders consented to the actions described herein in a joint written consent, dated November 10, 2006. The consenting stockholders’ names, affiliations with Viva, and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
ECJ Trust	10% Holder	9,227,557	12.4%
Chesscom Consultants	None	3,448,612	4.66%
Texoma Financial Management	None	2,205,000	2.98%
WS Holdings, LL	None	2,162,273	2.92%
ZBI, Inc.	None	2,007,000	2.7%
S.G. Martin Securities	None	2,000,000	2.06%
Edward Butler	None	1,525,000	1.85%
Thomas Jolitz	None	1,372,078	1.85%
BrookStreet Securities	None	1,311,600	1.77%
Arthur Daryll Pryor	None	1,310,000	1.77%
Katonah Aviation	None	1,169,627	1.58%
ASZ Capital Group, LLC	None	1,154,409	1.56%
Robert Scott	CFO	1,051,250	1.42%
Valley Financial Holdings, LLC	None	800,000	1.08%
Blue Water Capital Groupt Ltd.	None	800,000	1.08%
MK Financial Management	None	796,887	1.08%
Fiesta Airline Holdings, LLC	None	603,316.81%
Doug Geffner	None	601,000.81%
Sylvian Cloutier	None	567,157.77%
Thomas Eden	None	550,000.74%
Christina Hanneman	None	522,000.70%
Steven Hinstsala	None	490,000.66%

Joan Jolitz	None	475,964.64%
E. Thomas & Joyce September	None	362,100.49%
Evelyn Baumgarnter	None	314,642.43%
Karla Merrick	None	310,000.42%
Joan Roverud	None	240,000.32%
Daryll & Carol Heinz	None	200,000.27%
Jennifer Perez	None	194,000.26%
Terry Tyler	None	249,850.34%
Calvin Humphrey	President & CEO	100,000.14%
William Ireland	None	92,000.12%
Michael Krieder	None	57,291.08%
Steven & Karen Crnkovich	None	25,000.03%
Peter & Mary Morin	None	12,000.0002%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 10, 2006, certain information regarding the ownership of Viva’s capital stock by each director and executive officer of Viva, each person who is known to Viva to be a beneficial owner of more than 5% of any class of Viva’s voting capital stock, and by all officers and directors of Viva as a group. Unless otherwise indicated below, to Viva’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within sixty (60) days of November 10, 2006 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 74,055,180 shares issued and outstanding on a fully diluted basis, as of November 10, 2006.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (1)
Robert J. Scott 1023 Business Park Drive Traverse City, Mi 49686	1,051,250	1.7%
Calvin Humphrey 1023 Business Park Drive Traverse City, Mi 49686	100,000	0.14%
Roger F. Larreur (2) 1023 Business Park Drive Traverse City, Mi 49686	0	0
James Paquette (3) 1023 Business Park Drive Traverse City, Mi 49686	0	0

All officer and directors as a group (4 persons)	1,151,250	1.84%

(1) Since the Company filed on April 19, 2006, its most recent Form 10-KSB for the year ended December 31, 2005, as amended on May 26, 2006, Rudolfo Domingue resigned his position as a director of the Company, effective September 28, 2006.
(2) On September 28, 2006, the Board of Directors of the Company appointed Roger F. Larreur to the its Board of Directors.
(3) On October 4, 2006 the Board of Directors of the Company appointed James Paquette to its Board of Directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all the compensation earned by the person serving as the Chief Executive Officer (Named Executive Officer) during the fiscal years ended December 31, 2005 and 2004 and any other officers who have earned greater than $100,000 in total salary and bonuses during the 2005 or 2004 fiscal years.

		Annual Compensation				Long-Term Compensation
					Awards			Pay-Outs
Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Other Annual Compen- Sation ($)	Restricted Stock Award(s)	Securities Under- Lying ($)	Options/ SARs (#)	LTIP Payouts	All Other Compen- sation ($)

Cal Humphrey	2005	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CEO and Director	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Robert J. (2)	2005	$225, 000	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Scott CFO	2004	$225, 000	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Secretary and Treasurer,
President during February 2004 through July 2004

Rudolpho (3)	2005	$93,750	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Dominguez	2004	$ -0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CEO

E. Thomas	2005	$-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
September	2004	$150,000	-0-	-0-	-0-	-0-	-0-	-0-	-0-
VP of Admin.as of July 15, 2004
In House Counsel

Syed Hasan (4)	2005	$60,000	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CEO, President	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Secretary and Director

(1) Calvin Humphrey is the current Chief Executive Officer of the Company. Mr. Humphrey was appointed as CEO of the Company and chairman of the Board of Directors on September 27, 2006 and has served as a director of Viva since August 21, 2006.

(2)The Company issued common stock of 1,000,000 shares to Mr. Scott on December 7, 2004 and accordingly, $120,000 of liability for services past and present was retired for him. As of December 31, 2004, Mr. Scott is owed $225,000 for 2005 and 2004 and has remaining amounts due for services of $95,950 from 2003. Mr. Scott has not been paid during the period of December 31, 2005 through November 9, 2006.

(3) On September 28, 2005, Rodolfo Dominguez resigned his position on the Board of Directors and as Chief Executive Officer of the Company. During the period of March 1, 2006 through and including September 30, 2006 compensation in the amount of $93,750 was accrued by Mr. Dominquez. Actual payments of $2,500 were paid against this accrued liability, and accordingly, $91,250 remains unpaid.

(4) Mr. Hasan resigned his positions with the Company on March 9, 2006 and pursuant to that resignation the amounts remaining unpaid are subject to a re-determination. The Company estimates that Mr. Hasan will be entitled to $50,000 or less upon settlement.

Stock Options Granted in Fiscal 2005

The following table sets forth certain information concerning grants of options made during fiscal 2005 to the named executive officers.

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in 2005	Exercise or Base Price ($/SH)	Fair Market Value on Date of Grant	Expiration Date
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

Aggregate Stock Option Exercises and Year-End Option Value Table

The following table sets forth certain information concerning option exercises in fiscal 20065, the number of stock options held by the Named Executive Officers as of December 31, 2005 and the value (based on the fair market value of a share of stock at fiscal year-end) of in-the-money options outstanding as of such date.

	Number of Shares Acquired on	Value	Number of Unexercised Options Held at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A

___________________________

Employment Agreement

None.

Directors’ Compensation and Non-Employee Director Agreement

None.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Viva which may result in a change in control of Viva .

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the approved corporate action or in any action covered by the related resolutions adopted by the board of directors of the Company that is not otherwise shared by all other stockholders.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS:

The following action was taken based upon the unanimous recommendation and approval of Viva ’s Board of Directors (the “Board”) and the written consent of the consenting stockholders:

NAME CHANGE

On November 10, 2006, Viva’s board of directors and the holders of a majority of the outstanding shares of common stock of the Company, approved an amendment of the Company’s Articles of Incorporation, as amended, to change the name of Viva from “Viva International, Inc.” to “River Hawk Aviation, Inc.” (the “Name Change”). The Company intends to file the amendment for the Name Change with the Secretary of State of Nevada within twenty (20) days after mailing this Information Statement to the shareholder of the Company, subject to the SEC’s acceptance of this preliminary Information Statement. The Company expects that the Name Change will take effect on the Over-the-Counter Bulletin Board (the “OTCBB”), the primary market on which the Company’s securities are quoted, on or after twenty (20) days following the mailing of this Information Statement but in any event within thirty (30) days, subject to the approval of the SEC and NASDAQ. Additionally, upon approval by the SEC of the Name Change, the Company will file an announcement revealing the Company’s new ticker symbol.

ADDITIONAL AND AVAILABLE INFORMATION

Viva is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, and Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

STATEMENT OF ADDITIONAL INFORMATION

Viva’s Annual Report on Form 10-KSB for the year ended December 31, 2005, Current Reports on Form 8-K filed October 12, 2006, October 10, 2006, October 2, 2006, September 26, 2006, August 25, 2006 and March 14, 2006, Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2006, March 31, 2006 and September 30, 2005 are incorporated herein by this reference.

Viva will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Viva pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Viva should be addressed to Viva International, Inc. 1023 Business Park Drive, Traverse City, Michigan, 49686, Attn: Calvin Humphrey, President and CEO. Mr. Humphrey may also be reached by telephone (231) 946-4343 and fax (231) 932-7563.

                                                              Viva International, Inc.

By: /s/ Calvin Humphrey
Dated: November 10, 2006                                    Calvin Humphrey, Chief Executive Officer